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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-57072, 33-41361, 33-37685, 33-32587 and
33-16213.

                                                  ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 29, 1999